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                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         Check if an Application to Determine Eligibility of a trustee
                        Pursuant to Section 305(b) ____

                        BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

                  New York                               13-4941093
(Jurisdiction of Incorporation or organization        (I.R.S. employer
         If not a U.S. national bank)                identification no.)

              Wall Street Plaza
                88 Pine Street
              New York, New York                            10005
   (Address of principal executive offices)               (Zip code)

                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                               Wall Street Plaza
                   88 Pine Street, New York, New York 10005
                                (212) 701-7602
           (Name, address and telephone number of agent for service)

                      ----------------------------------

                                TRIBUNE COMPANY
              (Exact name of obligor as specified in its charter)

                  Delaware                                 36-1880355
       (State or other jurisdiction of                  (I.R.S. employer
       incorporation or organization)                identification number)

                           435 North Michigan Avenue
                               Chicago, IL 60611
                   (Address of principal executive offices)

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           Debt Securities and Warrants to Purchase Debt Securities
                      (Title of the indenture securities)

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                                     -2-


Item 1.      General Information.

             Furnish the following information as to the trustee:

       (a) Name and address of each examining or supervising authority to which it is subject.

                     Federal Reserve Bank of New York
                     33 Liberty Street, New York, N.Y. 10045

                     State of New York Banking Department
                     2 Rector Street, New York, N.Y. 10006

       (b)   Whether it is authorized to exercise corporate trust powers.

                 The Trustee is authorized to exercise corporate trust powers.

Item 2.      Affiliations with the Obligor.

             If the obligor is an affiliate of the trustee, describe each such affiliation.

                 The obligor is not an affiliate of the trustee.

Item 16.     List of Exhibits.

       List below all exhibits filed as part of this statement of eligibility.

       Exhibit 1 - Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

       Exhibit 4 - Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

       Exhibit 6 - The consent of the Trustee required by Section 32 (b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

       Exhibit 7 - A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                   SIGNATURE

                 Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 20th day of October, 1998.

                        BANK OF MONTREAL TRUST COMPANY


                        By:  /s/ Amy S. Roberts
                            ---------------------------
                                 Amy S. Roberts
                                 Vice President
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                                                                     EXHIBIT "D"


                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK

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
ASSETS

Due From Banks                                   $   677,400
                                                 -----------

Investment Securities:
  State & Municipal                               16,513,582
  Other                                                  100
                                                 -----------
    Total Securities                              16,513,682

Loans and Advances
  Federal Funds Sold                              20,900,000
  Overdrafts                                          12,169
                                                 -----------
    Total Loans and Advances                      20,912,169

Investment in Harris Trust, NY                     8,725,608
Premises and Equipment                               475,614
Other Assets                                       2,636,845
                                                 -----------
                                                  11,838,067
                                                 -----------

    TOTAL ASSETS                                 $49,941,318
                                                 ===========

LIABILITIES

Trust Deposits                                   $ 8,191,549
Other Liabilities                                 16,944,443
                                                 -----------
    TOTAL LIABILITIES                             25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
  Fully Paid - 10,000 Shares of $100 Each          1,000,000
Surplus                                            4,222,188
Retained Earnings                                 19,605,350
Equity - Municipal Gain/Loss                         (22,212)
                                                 -----------
    TOTAL CAPITAL ACCOUNTS                        24,805,326
                                                 -----------

    TOTAL LIABILITIES AND CAPITAL ACCOUNTS       $49,941,318
                                                 ===========

     I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                       Mark F. McLaughlin
                                       June 30, 1998

     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                       Sanjiv Tandon
                                       Kevin O. Healy
                                       Steven R. Rothbloom